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                                                                    EXHIBIT 99.3

                           NOTICE OF GUARANTEED DELIVERY

                                      FOR
                           TENDER OF ALL OUTSTANDING
                       10 1/8% SENIOR SUBORDINATED NOTES
                                    DUE 2008
                              IN EXCHANGE FOR NEW
              10 1/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2008

                                       OF

                             CLUETT AMERICAN CORP.

    Registered holders of outstanding 10 1/8% Senior Subordinated Notes due 2008 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 10 1/8% Series B Senior Subordinated Notes due 2008 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Note Exchange Offer--Procedure for Tendering Old Notes" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

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
                  BY HAND:                                       BY MAIL:
            The Bank of New York                    (INSURED OR REGISTERED RECOMMENDED)
             101 Barclay Street                            The Bank of New York
          New York, New York 10005                          101 Barclay Street
                                                         New York, New York 10005

            BY OVERNIGHT EXPRESS:
            The Bank of New York
             101 Barclay Street
          New York, New York 10005
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                                 BY FACSIMILE:
                                 (212) 815-6339
                        (For Eligible Institutions Only)
                                 BY TELEPHONE:
                                     (212)

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus
dated            , 1998 of Cluett American Corp. (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

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
                        NAME AND ADDRESS OF
                       REGISTERED HOLDER AS
                                IT            CERTIFICATE NUMBER(S)
  NAME OF TENDERING     APPEARS ON THE OLD             OF             PRINCIPAL AMOUNT OF
       HOLDER          NOTES (PLEASE PRINT)    OLD NOTES TENDERED     OLD NOTES TENDERED

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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

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
Name of Firm:                                  (Authorized Signature)
Address:                                       Title:
                                                                   Name:
                                   (Zip Code)             (Please type or print)

Area Code and Telephone No.:                   Date:
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      NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
           OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.